                       SECOND AMENDMENT TO LOAN AGREEMENT


                  THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of February 27, 1997 (this "Amendment"), is among INVACARE CORPORATION, an Ohio corporation (the "Company"), each of the Subsidiaries of the Company designated under the Loan Agreement (as described below) as a Borrowing Subsidiary (the "Borrowing Subsidiaries" and together with the Company, the "Borrowers" and each a "Borrower"), the banks set forth on the signature pages hereof (collectively, the "Banks") and NBD BANK, a Michigan banking corporation, as agent for the Banks (in such capacity, the "Agent").


                                    RECITALS

                  A. The Borrowers, the Agent and the Banks are parties to a Loan Agreement, dated as of December 20, 1994, as amended by a First Amendment to Loan Agreement dated as of July 31, 1996 (as now and hereafter amended, the "Loan Agreement"), pursuant to which the Banks agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.

                  B. The Borrowers desire to amend the Loan Agreement and the Agent and the Banks are willing to do so strictly in accordance with the terms hereof.


                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


ARTICLE I.  AMENDMENTS.  Upon  fulfillment of the  conditions  set forth in
Article III hereof,  the Loan Agreement shall be amended as follows:

                  1.1.     Section 1.1 shall be amended as follows:

     (a) The definition of "Applicable Margin" shall be deleted and the following shall be inserted in place thereof:

                          "Applicable  Margin" shall mean with respect
                 to any Floating Rate Loan, Interbank Offered Rate Loan, S/L/C fee payable pursuant to Section 2.5(b) and facility fee payable pursuant to Section 2.5(a), as the case may be, the applicable percentage set forth in the applicable table below as adjusted on the date on which the financial statements and compliance certificate required pursuant to Section 5.1(d) are delivered to the Banks and shall remain in effect until the next change to be effected pursuant to this definition, provided, that, if any financial statements referred to above are not delivered within the time period specified above, then, until the financial statements are delivered, the ratio of Funded Debt to Total Capitalization as of the end of the fiscal quarter that would have been covered thereby shall for the purposes of this definition be deemed to be greater than or equal to 0.58 to 1.0:

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                                       2

                                Applicable Margin

========================= ----------------------- --------------------------- ------------------ ===================
Funded   Debt  to  Total  Floating Rate           Interbank Offered           S/L/C Fee          Facility Fee
Capitalization            Loan                    Rate Loan
========================= ----------------------- --------------------------- ------------------ ===================
Less than 0.40:0:1.0      0.00%                   0.185%                      0.185%             0.09%
========================= ----------------------- --------------------------- ------------------ ===================
Greater  than  or  equal  0.00%                   0.25%                       0.25%              0.125%
to  0.40:0:1.0  but less
than 0.50:1.0
========================= ----------------------- --------------------------- ------------------ ===================
Greater  than  or  equal  0.00%                   0.30%                       0.30%              0.15%
to  0.50:1.0   but  less
than 0.58:1.0
========================= ======================= =========================== ================== ===================
Greater  than  or  equal  0.00%                   0.45%                       0.45%              0.20%
to 0.58:1.00
========================= ======================= =========================== ================== ===================


     (b) The definition of "Applicable Lending Office" shall be deleted and the following shall be inserted in place thereof:

                          "Applicable Lending Office" shall mean, with
                 respect to any Advance made by any Bank or with respect to such Bank's Commitment, the office of such Bank or of any Affiliate of such Bank located at the address specified as the applicable lending office for such Bank set forth next to the name of such Bank in the signature pages hereof or any other office or Affiliate of such Bank or of any Affiliate of such Bank hereafter selected and notified to the Company and the Agent by such Bank. Unless the Agent shall notify the Treasury Manager otherwise, the Applicable Lending Office of the Agent shall be: (a) with respect to all Advances denominated in Dollars, the principal office of the Agent in Detroit, Michigan;
                 (b) with respect to Advances denominated in CAD, the main office of First Chicago NBD Bank, Canada, an Affiliate of the Agent, in Toronto, Ontario; (c) with respect to all Advances denominated in AUD or NZD, the branch of FNBC in Adelaide, Australia and (d) with respect to all other Advances, the branch of FNBC in London, England.

     (c) The definition of "Cumulative Net Income" shall be deleted in its entirely.

     (d) The definition of "Required Banks" shall be amended by deleting the references therein to "sixty-six and two-thirds percent" and inserting "sixty percent" in place thereof.

     (e) The following definitions shall be added in appropriate alphabetical order:

                            "Consolidated Net Income" of any person shall mean, for any period, the net income (after deduction for income and other taxes of such person determined by reference to income or profits of such person) for such period (but without reduction for any net loss incurred for any fiscal year during such period), all as determined in accordance with generally accepted accounting principles.

                            "FNBC"  shall  mean  The  First   National  Bank  of
                            Chicago, an Affiliate of the Agent.

                            "1997 Loan Agreement" shall mean the loan agreement dated as of February 27, 1997 among the Company, the Borrowing Subsidiaries party thereto, the banks party thereto, and NBD Bank, as agent, as amended, modified, refinanced or replaced from time to time.

                  1.2 A new Section 3.9 shall be added to the Loan Agreement at the end of Article III to read as follows:

                                    3.9  Right of Banks  to Fund  Through  Other
                            Offices. Each Bank may perform its Commitment to fund its pro rata share of any Loan or, with respect to the Agent, any Swing Line Loan to the Borrowers by causing an affiliate of such Bank to provide such funds in accordance with the terms of this Agreement. For all purposes of this Agreement, any amounts so advanced shall be deemed to have been advanced by such Bank, and the obligation of the Borrowers to repay such amounts shall be as provided in this Agreement.

                  1.3 Section 4.8 shall be amended by adding the following language at the end thereof: "except where the failure to obtain such consents, approvals, authorizations, declarations, registrations or filings would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole".

                  1.4 Sections 5.2(a), (b) and (c) shall be deleted and the following shall be inserted in place thereof:

                           (a) Interest Coverage Ratio. Permit or suffer the Interest Coverage Ratio to be less than (i) during any quarter in which the ratio of Consolidated Funded Debt of the Company and its Subsidiaries to Consolidated Total Capitalization of the Company and its Subsidiaries is greater than 0.58 to 1.00 but less than 0.68 to 1.00, 2.25 to 1.0 and (ii) at all other times, 3.0 to 1.0; in each case calculated as of the end of each fiscal quarter for the four immediately preceding fiscal quarters.

                           (b) Net Worth. Permit or suffer Consolidated Net Worth of the Company and its Subsidiaries at any time to be less than (i) $200,000,000 plus (ii) 50% of the Consolidated Net Income of the Company and its Subsidiaries for each fiscal year of the Company, commencing on (A) if the Merger (as defined in the 1997 Loan Agreement) occurs or the aggregate amount of Loans outstanding under the 1997 Loan Agreement exceed $100,000,000 on or before December 31, 1997, in either case, the fiscal year ending December 31, 1997; provided, that, the Company shall not be required to include any net income of the Company, its Subsidiaries or Healthdyne (as defined in the 1997 Loan Agreement) prior to the Merger or (B) in any other case, the fiscal year ending December 31, 1998, provided that, if such Consolidated Net Income is negative for any fiscal year, then the amount added for such fiscal year shall be zero and shall not reduce the amount added for any other fiscal year.

                           (c) Funded Debt to Total Capitalization. Permit or suffer the ratio of Consolidated Funded Debt of the Company and its Subsidiaries to Consolidated Total Capitalization of the Company and its Subsidiaries to exceed .68 to 1.0 at any time, decreasing to .65 to
                           1.0. on the earlier of (A) the date which is nine (9) months after the date of the Merger (as defined in the 1997 Loan Agreement), or (B) the date which is nine (9) months after the date on which the aggregate amount of Loans (as defined in the 1997 Loan Agreement) outstanding under the 1997 Loan Agreement exceed $100,000,000.

                  1.5 Section 5.2(d) shall be amended by replacing the "." at the end of clause (vii) with "; and" and adding a new clause (viii) at the end of Section 5.2(d) to read as follows:

                           (viii) Liens assumed by the Company or any Subsidiary on the assets of Healthdyne (as defined in the 1997 Loan Agreement) in connection with the Healthdyne Acquisition (as defined in the 1997 Loan Agreement).


                  1.6 Section 6.1 shall be amended by replacing the "." at the end of Section 6.1(j) with ":or" and adding a new Section 6.1 (k) to read as follows:

                           (k) 1997 Loan Agreement. The occurrence of any Event of Default (as defined in the 1997 Loan Agreement) under the 1997 Loan Agreement.

                  1.7 Section 8.6(d) shall be amended by deleting the reference therein to "(which consent may be withheld in the sole discretion of the Company)" and inserting the following language immediately after the reference in line two to "Agent": "(which consent, in each case, will not be unreasonably withheld)".

                  1.8 The forms of Schedules  1.1(a),  4.4, 4.5, 4.12 and 5.2 attached to the Loan Agreement shall be replaced with the forms of such Schedules attached hereto.

ARTICLE II. REPRESENTATIONS. Each Borrower represents and warrants to the Agent and the Banks that:

                  2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof.

                  2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article IV of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 No Event of Default or any event or condition which might become an Event of Default with notice or lapse of time, or both, exists or has occurred and is continuing on the date hereof.

ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until each of the following has been satisfied:

                  3.1 This Amendment shall be signed by the Borrowers, the Agent and the Banks.

                  3.2 The Company shall have requested a Loan (as defined in the 1997 Loan Agreement) under the 1997 Loan Agreement.


ARTICLE IV.  MISCELLANEOUS.

                  4.1 References in the Loan Agreement or in any note, certificate, instrument or other document to the "Loan Agreement" shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

                  4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

                  4.3 Each Borrower acknowledges and agrees that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Loan Agreement and all actions taken by the Agent and the Banks are reasonable and appropriate under the circumstances and within their rights under the Loan Agreement and all other documents executed in connection therewith and otherwise available. Each Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent or any Bank, any participant lender or any of their successors or assigns.

                  4.4 Except as expressly amended hereby, each Borrower agrees that the Loan Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Company in connection with the Loan Agreement in favor of the Agent or any Bank are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                  4.5  This   Amendment   may  be  signed  upon  any  number  of
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of February 27, 1997.


                              INVACARE CORPORATION


                              By:/S/ Thomas R Miklich
                              -----------------------

                              Its  Chief Financial Officer
                              ----------------------------


                              INVACARE INTERNATIONAL CORPORATION

                              By:/S/ Thomas R Miklich
                              -----------------------

                              Its  Treasurer and Secretary
                              ----------------------------


                              INVACARE (UK) LIMITED

                              By:/S/ Thomas R Miklich
                              -----------------------

                              Its  Director
                              -----------------------


                              INVACARE CANADA INC.

                              By:/S/ Thomas R Miklich
                              -----------------------

                              Its  Treasurer and Secretary
                              ----------------------------


                              QUANTRIX CONSULTANTS LIMITED

                              By:/S/ A. Malachi Mixon, III
                              ----------------------------

                              Its  Director
                              ----------------------------


                              DYNAMIC CONTROLS LIMITED

                              By:/S/ A. Malachi Mixon, III
                              ----------------------------

                              Its  Director
                              ----------------------------

                              REHADAP S.A.

                              By:/S/ Thomas R Miklich
                              -----------------------

                              Its  POA for Benoit Juranville, President
                              -----------------------------------------

                              INVACARE (DEUTSCHLAND) GmbH

                              By:/S/ Thomas R Miklich
                              -----------------------

                              Its  POA for Wubbe Berkenbosch, General Manager
                              -----------------------------------------------

                               BENCRAFT LIMITED

                               By:/S/ Thomas R Miklich
                              -----------------------

                               Its  Director
                              ------------------------


                               KUSCHALL DESIGN AG, formerly known as
                               Paratec AG


                               By: /S/ Gerald B. Blouch
                               ------------------------

                               Its  President
                               ------------------------

                                INVACRE AUSTRALIA PTY. LTD.

                                By:/S/ Thomas R Miklich
                                -----------------------

                                Its  Director
                                ------------------------


                                POIRIER GROUPE INVACARE

                                By:/S/ Thomas R Miklich
                                -----------------------

                                Its  POA for Benoit Juranville, President
                                -----------------------------------------


                                NBD BANK, as Agent and Individually as a Bank


                                By:/S/ Winifred S. Pinet
                                -----------------------------------

                                Its  First Vice President
                                -----------------------------------

                                 NATIONAL CITY BANK

                                 By:/S/ Michael P. McCuen
                                 -----------------------------------

                                 Its Vice President
                                 -----------------------------------
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                                       8

                                 KEYBANK NATIONAL ASSOCIATION,
                                 formerly known as Society National Bank

                                 By:/S/ Thomas J. Purcell
                                 -----------------------------------

                                 Its Vice President
                                 -----------------------------------

                                 SOCIETE GENERALE

                                 By:/S/ Joseph A. Philbin
                                 -----------------------------------

                                 Its Vice President
                                 -----------------------------------

                                 SUN TRUST BANK, CENTRAL FLORIDA, N.A.,
                                 formerly known as SunBank,
                                 National Association

                                 By:/S/ Janet P. Sammons
                                 -----------------------------------

                                 Its  Vice President
                                 -----------------------------------